                                                                    EXHIBIT 10.6

                                LEASE AGREEMENT

                            BASIC LEASE INFORMATION

LEASE DATE:                   December 1, 1992

LESSOR:                       LINCOLN MENLO PHASE I ASSOCIATES LIMITED,
                              A California Limited Partnership acting through LINCOLN PROPERTY COMPANY N.C., INC.,
                              As Manager and Agent for Owner

OWNER:                        LINCOLN MENLO PHASE I ASSOCIATES LIMITED,
                              A California Limited Partnership

LESSOR'S ADDRESS:             101 Lincoln Centre Drive, Fourth Floor
                              Foster City, California 94404-1167

LESSEE:                       Jetfax, Inc.,
                              A Delaware Corporation

LESSEE'S ADDRESS:             1376 Willow Road
                              Menlo Park, California 94025

LOT:                          The tax parcel on which the Building is located

PREMISES:                     Approximately 26,000 square feet as shown on

                              Exhibit A
                              ---------


PREMISES ADDRESS:             1376 Willow Road
                              Menlo Park, California 94025


                              Building:       M-1, M-2 of Phase I
                              Lot:            M-1, M-2 of Phase I
                              Park:           Willow Park


TERM:                         February 9, 1993 ("Commencement Date"), through
                              February 8, 1998

BASE RENT:                    See Addendum 1

SECURITY DEPOSIT:             Nine thousand eight hundred eighty and no/100
                              dollars ($9,880.00)

LESSEE'S SHARE OF OPERATING EXPENSES:             15% of Phase 1
LESSEE'S SHARE OF TAX EXPENSE:                    50% of Parcel M-1, M-2
LESSEE'S SHARE OF UTILITY EXPENSES:               15% of Phase 1
LESSEE'S SHARE OF BUILDING UTILITY EXPENSES:      50% of Building M-l, M-2

PERMITTED USES:               GENERAL OFFICE, RESEARCH AND DEVELOPMENT, LIGHT
                              ASSEMBLY, STORAGE AND DISTRIBUTION OF FACSIMILE
                              MACHINES AND OTHER OFFICE AND COMPUTER EQUIPMENT,
                              AND RELATED ACTIVITIES.

INSURANCE AMOUNT:             Bodily injury limit of not less than $1 million
                              dollars per occurrence. Property damage limit of not less than $1 million dollars per occurrence.

PARKING SPACES:               Thirty-nine (39)

EXHIBITS:                     Exhibit A - Premises
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                              Exhibit B - Tenant Improvements
                              Exhibit C - Rules and Regulations
                              Exhibit D - CC&Rs

Addenda:                      Addendum 1: Adjustments to Rent
                              Addendum 2: Effectiveness of Lease
                              Addendum 3: Option to Extend the Lease

DATE: This Lease is made and entered into as of the Lease Date defined on Page 1. The Basic Lease information set forth on Page 1 and this Lease are and shall be construed as a single instrument.

1.       PREMISES: Lessor hereby leases to Lessee upon the terms and conditions
         --------
contained herein the Premises.

2.       COMMENCEMENT DATE:  The Commencement Date will be at least twenty (20)
         -----------------
days after the full execution by Lessor and Liposome Technology, Inc. of a Lease covering the Premises located at 976-978 Hamilton Court, Menlo Park, California. In the event that Lessor permits Lessee to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease.

3.       RENT:  Lessee agrees to pay Lessor, without prior notice or demand, the
         ----
Base Rent described on Page l, payable in advance at Lessor's address shown on Page 1 on the first day of each month throughout the term of the Lease. In addition to the Rent set forth on Page 1, Rent also includes Lessee's share of Operating Expenses and Tax Expenses and Utilities as specified in Paragraphs 6.A. 6.B. and 7 of this Lease, and the term "Rent" whenever used herein refers to all these amounts.

4.       SECURITY DEPOSIT: Upon Lessee's execution of this Lease, Lessee shall
         ----------------
deposit with Lessor as a Security Deposit for the performance by Lessee of its obligations under this Lease the amount described on Page 1. If Lessee is in default under this Lease as described in Paragraph 20 of this Lease, Lessor may use the Security Deposit, or any portion thereof, to cure such default or to compensate Lessor for all damage sustained by Lessor resulting from such default. Lessee shall immediately on demand pay to Lessor a sum equal to the portion of the Security Deposit so applied so as to maintain the Security Deposit in the sum initially deposited with Lessor. As soon as practicable after the expiration or termination of this Lease but in no event later than forty-five (45) days thereafter, Lessor shall return the Security Deposit to Lessee, less such amounts as are reasonably necessary to remedy Lessee's defaults under this Lease as described in Paragraph 20 of this Lease. Lessor shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Lessee shall not be entitled to interest on the Security Deposit.

5.       TENANT IMPROVEMENTS:  Lessor shall install the improvements ("Tenant
         -------------------
Improvements") on the Premises as described and in accordance with the criteria set forth in Exhibit B, attached and incorporated herein by this reference.

6.       EXPENSES:
         --------

          A. OPERATING EXPENSES: In addition to the Rent set forth in Paragraph 3, Lessee shall pay its share, which is defined on page 1, of all operating expenses. "Operating Expenses" are defined as the total amounts paid or payable by the Lessor in connection with the ownership, maintenance, repair and operation of the Premises, the Building and the Lot, or where applicable, of the Park referred to on Page 1. These Operating Expenses may include, but are not limited to:

                    (a) Lessor's cost of non-structural repairs to and maintenance of the roof and exterior walls of the Building;

                    (b) Lessor's cost of maintaining the outside paved area, landscaping and other common areas for the Park;

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                    (c)  Lessor's annual cost of all risk and other insurance
     including earthquake endorsements for the Building and the Lot and rental loss insurance;

                    (d) Lessor's cost of modifications to the Building occasioned by any rules, laws or regulation effective subsequent to the commencement of the Lease;

                    (e) Lessor's cost of modifications to the Building occasioned by any rules, laws or regulations arising from Lessee's use of the Premises regardless of when such rules, laws or regulations became effective;

                    (f) Lessor's cost of preventative maintenance contracts including, but not limited to, contracts for elevator systems and heating, ventilation and air conditioning systems, with bi-monthly service;

                    (g) Lessor's cost of security and fire protection services for the Project, if in Lessor's sole discretion such services are provided; and

                    (h) As compensation to Lessor for accounting and management services rendered, an additional amount equal to ten (10%) of the sum of
     (i) the total cost and expenses described in Paragraphs 6.A. above and 6.B. below, and (ii) all common area utility costs for the Project.

          Notwithstanding anything to the contrary contained in this Lease, in no event shall Operating Expenses include the following (collectively "Costs"):

                    (a) Cost relating to repairs, alterations, improvements, equipment and tools which would be properly capitalized under generally accepted accounting principals, except to the extent that Lessee's share of such cost of the capital item in question;

                    (b) Costs incurred by Lessor to the extent that Lessor is reimbursed by insurance proceeds or otherwise:

                    (c) Costs, including permit, license and inspection costs, incurred with respect to the installation of improvements made for tenants or other occupants in the Building or incurred with respect to the installation of improvements made for tenants or other occupants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecoration vacant space for tenants or other occupants of the Building;

                    (d) Depreciation, amortization and interest payments, except to the extent provided herein pursuant to paragraph (b) above, and except on materials, tools, supplies and vendor-type equipment purchased by Lessor to enable Lessor to supply services Lessor might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied (as applied to commercial real estate), and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life (as reasonably determined by Lessor);

                    (e) Leasing commissions, attorneys' fees, space planning costs, and other costs and expenses in connection with negotiations with present or prospective tenants or other occupants of the Building;

                    (f) Expenses in connection with services or other benefits which are not offered to Lessee or for which Lessee is charged directly but which are provided to another tenant or occupant of the Building;

                    (g) Overhead and profit increments paid to Lessor or to subsidiaries or affiliates of Lessor for goods and/or services to the extent the same exceed the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

                    (h) Costs (including in connection therewith all attorneys' fees and costs of settlement, judgment and payments in lieu thereof), arising from claims, disputes or potential disputes (other than claims or disputes, including, but not limited to, tax disputes where tenants of the Building would receive benefits if Lessor prevails) in connection with potential or actual claims, litigation or arbitrations pertaining to Lessor and/or the Building; and

                    (i) Any expense not an Operating Expense as defined under GAAP.

          B. TAX EXPENSES: In addition to the Rent set forth in Paragraph 3, Lessee shall pay its share, which is defined on Page 1, of all real property taxes applicable to the land and improvements included within the Lot. The term "Tax Expense" includes any form of tax and assessment (general, special, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Lessor in the Premises, Lot or Park, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises or the occupancy of Lessee or any other tax, fee, or excise, however described, other than inheritance or estate taxes, including any value added tax, or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property tax. The term "Tax Expenses" excludes income, franchise and transfer taxes.

          C. PAYMENT OF EXPENSES: Lessor shall estimate the Operating Expense and Tax Expense for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimate shall be paid by Lessee to Lessor on the first day of each month of the remaining months of the calendar year. Thereafter, Lessor may estimate such expenses as of the beginning of each calendar year and require Lessee to pay one-twelfth (1/12th) of such estimated amount as additional Rent hereunder on the first day of each month. Not later than March 31 of the following calendar year, or as soon thereafter as reasonably possible, including the year following the year in which this Lease terminates, Lessor shall endeavor to furnish Lessee with a true and correct accounting of actual Operating Expenses and Tax Expenses, and within thirty (30) days of Lessor's delivery of such accounting, Lessee shall pay to Lessor the amount of any underpayment. Lessor shall keep full, accurate and separate books of account for this Park; and furnish Lessee with all documentation reasonably required by Lessee. Notwithstanding the foregoing, failure by Lessor to give such accounting by such date shall not constitute a waiver of Lessor of its right to collect Lessee's share of any underpayment. Lessor shall credit the amount of any overpayment by Lessee toward the next estimated monthly installment(s) falling due, or where the term of the Lease has expired, refund the amount of overpayment to Lessee. Lessee shall have the right, upon reasonable notice and at Lessee's expense, to audit Lessor's books of account with respect to the amounts underlying the Expenses described in Paragraphs 6 and 7.

7.       UTILITIES: Lessee shall pay the cost of all water, sewer use and
         ---------
connection fees, gas, heat, electricity, telephone and other utilities billed or metered separately to Lessee. For utility fees or use charges that are not billed separately to Lessee, Lessee shall pay the amount which is attributable to Lessee's use of the Premises. In addition, Lessee shall within fifteen (15) days after receiving a bill from Lessor pay Lessor its share, which is described on Page 1, of any common area utility costs.

8.       LATE CHARGES:  Lessee acknowledges that late payment by Lessee to
         ------------
Lessor of Rent, Lessee's share of Operating Expenses, Tax Expenses, utility costs or other sums due hereunder, will cause Lessor to incur costs not contemplated by this Lease and the exact amount of such costs are extremely difficult and impracticable to fix. Such costs, include, without limitation, processing and accounting charges, and late charges that may be imposed on Lessor by the terms of any note secured by any encumbrance against the Premises. Therefore, if any installment of Rent or other sums due from Lessee is not received by Lessor within five (5) business days of when due, Lessee shall pay to Lessor a sum equal to ten percent (10%) of such overdue amount as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee. Acceptance of any late charge shall not constitute a waiver of Lessee's default with respect to the overdue amount, nor prevent Lessor from exercising any of the other rights and remedies available to Lessor.

9.       USE OF PREMISES: The Premises are to be used for the uses stated on
         ---------------
Page 1 and for no other purposes without Lessor's prior written consent.

          Lessee shall not do or permit improper, unlawful, or ultrahazardous activity in or about the Premises nor keep or bring any improper, unlawful or ultrahazardous materials in or about the Premises which will in any way substantially increase the existing rate of or materially or adversely affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or other buildings in the Project or injure or annoy other tenants or use or allow the Premises to be used for any improper, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. Lessee shall not damage or deface or otherwise commit or suffer to be committed any waste in or upon the Premises. Lessee shall honor the terms of all recorded covenants, conditions and restrictions relating to the property on which the Premises are located. Lessee shall honor the rules and regulations attached to and made a part of this Lease and any other reasonable regulations of the Lessor related to parking and the operation of the Building.

10.      ALTERATIONS AND ADDITIONS:  Lessee shall not install any signs,
         -------------------------
fixtures or improvements to the Premises without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Lessee shall be permitted to add or install tenant fixtures within the Premises up to a value of four thousand dollars ($4,000) per year without Lessor's prior written consent. Lessee shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Lessee. As a condition to Lessor's consent to the installation of any fixtures or improvements, Lessor may require Lessee to post a completion bond for up to 150% of the cost of the work. Upon termination of this Lease, Lessee shall remove all signs, fixtures, furniture and furnishings and if requested by Lessor, remove any improvements made by Lessee and repair any damage caused by the installation or removal of such signs, fixtures, furniture, furnishings and improvements and leave Premises in as good condition as they were in at the time of the commencement of this Lease, excepting for reasonable wear and tear. Lessor and Lessee agree that Lessee shall be allowed to install a small directional sign at the southwest corner of the Building, the appearance and size of which shall subject to prior written approval by Lessor which shall not be unreasonably withheld. The content of the sign shall be the location of "Jetfax Visitor Parking."

11.      REPAIRS AND MAINTENANCE:  Except as otherwise set forth in this Lease,
         -----------------------
Lessee shall, at Lessee's sole cost and expense, maintain the Premises and adjacent areas in good, clean and safe condition and repair to the satisfaction of the Lessor any damage caused by Lessee or its employees, agents, invitees, licensees or contractors. Without limiting the generality of the foregoing, and except as otherwise set forth in this Lease, Lessee shall be solely responsible for maintaining and repairing all plumbing, electrical wiring and equipment, lighting and interior wall, to the extent such are within the perimeter walls of the Building. Lessor may repair the heating, ventilation and air conditioning systems servicing the Building as deemed necessary by Lessor and Lessee shall pay the cost of such repairs. Notwithstanding anything to the contrary contained herein, any capital improvements mandated by law shall be prorated over the life of the improvement, as determined by GAAP, and prorated over Lessee's remaining Lease term.

         Except for repairs rendered necessary by the negligence of Lessee, its agents, customers, employees and invitees, Lessor agrees, at Lessor's sole cost and expense, to keep in good repair the structural portions of the roof, foundations and exterior walls of the Premises (exclusive of glass and exterior doors) and underground utility and sewer pipes outside the exterior walls of the Building. Lessor agrees that repair costs of the roof membrane in excess of one thousand five hundred dollars ($1,500) per year shall be at Lessor's cost and expense.

         Except for normal maintenance and repair of the items outlined above, Lessee shall have no right of access to or install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Lessor.

12.      INSURANCE:  Lessee shall at all times during the term of this Lease,
         ---------
and at its sole cost and expense, maintain workers compensation insurance and comprehensive general liability insurance against liability for bodily injury and property damage with liability limits as set forth on Page 1 with such insurance naming Lessor and Owner as an additional insured and including such endorsements as may be required by Lessor. In no event shall the limits of said policy or policies be considered as limiting the liability of Lessee under this Lease.

         All insurance shall be with companies licensed to do business with the Insurance Commissioner of the State of California. A certificate of all such insurance shall be delivered to the Lessor prior to the Commencement Date of this Lease, and annually thereafter over the term of the Lease, which shall certify that the policy names Lessor and the Owner as an additional insured and that the policy shall not be cancelled or altered without thirty (30) days prior written notice to Lessor.

         Lessor shall at all times during the term of this Lease maintain a policy or policies of fire and property damage insurance on the Building in so-called "fire and extended coverage" (which includes liability coverage) form in an amount equal to not less than eighty percent (80%) of the full replacement value of the Building.

13.      LIMITATION OF LIABILITY AND INDEMNITY:  Except for damage resulting
         -------------------------------------
from the negligence or willful misconduct of Lessor or its authorized representatives, Lessee agrees to save and hold Lessor harmless and indemnify Lessor from and against all liabilities, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation) by reason of injury to person or property, from whatever cause, while in or on the Premises, or in any way connected with the Premises or with the improvements or personal property therein, including any liability for injury to person or property of Lessee, its agents or employees or third party persons.

         Except for damage resulting from the negligence or willful misconduct of Lessor or its authorized representatives, Lessor shall not be liable to Lessee for any damage to Lessee or Lessee's property, for any injury to or loss of Lessee's business or for any damage or injury to any person from any cause.

14.      ASSIGNMENT AND SUBLEASING:  Lessee shall not assign or transfer this
         -------------------------
Lease nor sublet all or any portion of the Premises without the written consent of Lessor, which consent shall not be unreasonably withheld, provided, however, that no such consent shall be necessary for any assignment to any successor in interest to Lessee in connection with any sale or transfer of all or substantially all of its assets or upon any merger or consolidation. If Lessee seeks to sublet or assign all or any portion of the Premises, a copy of the proposed sublease or assignment agreement and all agreements collateral thereto, shall be delivered to Lessor at least thirty (30) days prior to the commencement of the sublease or assignment (the "Proposed Effective Date").

Each permitted assignee or sublessee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Lessee for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Lessee's part to be performed or complied with, for the term of this Lease. In the event of any sublease or assignment of all or any portion of the Premises where the rent reserved in the sublease or assignment exceeds the rent or pro rata portion of the rent, as the case may be, for such space reserved in the Lease, Lessee shall pay the Lessor monthly, as additional Rent, at the same time as the monthly installments of Rent hereunder, one-half (l/2) of the excess of the Rent reserved in the sublease over the Rent reserved in this Lease applicable to the sublease space.

15.      SUBROGATION:  Subject to the approval of their respective insurers,
         -----------
Lessor and Lessee hereby mutually waive their respective rights of recovery against each other from any insured loss. Each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned waiver.

16.      AD VALOREM TAXES:  Lessee shall pay before delinquent all taxes
         ----------------
assessed against the personal property of the Lessee and all taxes attributable to any leasehold improvements made by Lessee.

17.      SUBORDINATION:  Lessee shall, upon request of the Lessor, execute any
         -------------
instrument necessary or desirable to subordinate this Lease and all its rights contained hereunder to any and all encumbrances now or hereafter in force against the Lot and the Building, provided, that in the event of foreclosure of any such encumbrances, so long as Lessee is not in default, the holder thereof shall agree to recognize Lessee's rights under this Lease as long as Lessee pays rent and observes and performs all the provisions of this Lease to be observed and performed by Lessee.

         In the event any proceedings are brought for foreclosure or in the event of the exercise of the power of sale under any deed of trust made by Lessor covering the Premises or a deed in lieu of foreclosure thereunder, Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize as the Lessor under this Lease any such purchaser or such transferee who acquires the Premises by deed in lieu of foreclosure.

18.      RIGHT OF ENTRY:  Lessee grants Lessor or its agents the right to enter
         --------------
the Premises at all reasonable times and upon reasonable advance notice of no less than twenty-four (24) hours (provided that no notice is required in the event of an emergency) for purposes of inspection, exhibition, repair or alteration. Lessor shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Lessee's vaults and safes, and Lessor shall have the right to use any and all means Lessor deems necessary to enter the Premises in an emergency. Lessor shall also have the right to place "for rent" and/or "for sale" signs on the outside of the Premises during the last three (3) months of the Lease term. Lessee hereby waives any claim from damages or for any injury or inconvenience to or interference with Lessee's business resulting from such entry, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the negligent acts or omissions or willful misconduct of Lessor or its authorized representatives.

19.      ESTOPPEL CERTIFICATE:  Lessee shall execute and deliver to Lessor, upon
         --------------------
not less than ten (10) days prior written notice, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification) and the date to which the Rent and other charges are paid in advance, if any, and acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder or specifying such defaults as are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Lessee's failure to deliver such statement within such time shall be conclusive upon the Lessee that (1) this Lease is in full force and effect, without modification except as may be represented by Lessor; (2) there are no uncured defaults in the Lessor's performance; and (3) not more than one month's rent has been paid in advance.

20.      LESSEE'S DEFAULT:  The occurrence of any one or more of the following
         ----------------
events shall constitute a default and breach of this Lease by Lessee:

         (a)  The abandonment of the Premises by the Lessee.

         (b) The failure by Lessee to make any payment of Rent or any other payment required hereunder within three (3) business days of written notice therefore given after the date said payment is due. Notwithstanding the foregoing, any notice delivered by Lessor including the written notice referenced herein to Lessee of such default shall satisfy and be in accordance with all laws and statutes under California Law.

         (c) The failure of Lessee to observe, perform or comply or have commenced to and continue to observe, perform or comply with any of the conditions or provisions of this Lease for a period, unless otherwise noted herein, of ten (10) days after written notice.

         (d) The Lessee becoming the subject of any bankruptcy (including reorganization or arrangement proceedings pursuant to any bankruptcy act) or insolvency proceeding whether voluntary or involuntary.

         (e) The Lessee using or storing Hazardous Materials on the Premises other than as permitted by the provisions of paragraph 29 below.

21.      REMEDIES FOR LESSEE'S DEFAULT: In the event of Lessee's default or
         -----------------------------
breach of the Lease, Lessor may terminate Lessee's right to possession of the Premises by any lawful means in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In addition, the Lessor shall have the immediate right of re-entry, and if this right of re-entry is exercised following abandonment of the Premises by Lessee, Lessor may consider any personal property belonging to Lessee and left on the Premises to also have been abandoned.

         If Lessee breaches this Lease and abandons the property before the end of the term, or if Lessee's right to possession is terminated by Lessor because of a breach of the Lease, then in either such case, Lessor may recover from Lessee all damages suffered by Lessor as a result of Lessee's failure to perform its obligations hereunder, including, but not restricted to, the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease term exceeds the amount of such loss of Rent for the same period which the Lessee proves could be reasonably avoided by Lessor and in such case, Lessor prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Lessor because of Lessee's failure to perform its obligations hereunder; provided, however, that even though Lessee has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as the Lessor does not terminate Lessee's right of possession, and until such termination, Lessor may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Lessee as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum.

         The foregoing remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law or to any equitable remedies Lessor may have, and to any remedies Lessor may have under bankruptcy laws or laws affecting creditor's rights generally.

         The waiver by Lessor of any breach of any term of this Lease shall not be deemed a waiver of such term or of any subsequent breach thereof.

22.      HOLDING OVER:  If Lessee holds possession of the Premises after the
         ------------
term of this Lease with Lessor's consent, Lessee shall become a tenant from month to month upon the terms specified at a monthly Rent of 115 % of the Rent due on the last month of the Lease term, payable in advance on or before the first day of each month. All options, if any, granted under the terms of this Lease shall be deemed terminated and be of no effect during said month to month tenancy. Lessee shall continue in possession until such tenancy shall be terminated by either Lessor or Lessee giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination.

23.      LESSOR'S DEFAULT:  Lessee agrees to give any holder of a deed of trust
         ----------------
encumbering the Premises ("Trust Deed Holders"), by certified mail, a copy of any notice of default served upon the Lessor by Lessee, provided that prior to such notice Lessee has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Trust Deed Holder. Lessee further agrees that if Lessor shall have failed to cure such default within the time, if any, provided for in this Lease, then the Trust Deed Holders shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary, if within such thirty (30) days, the Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

24.      PARKING:  Lessee shall have the use of the number of undesignated
         -------
parking spaces set forth on Page 1. Lessor shall exercise its best efforts to insure that such spaces are available to Lessee for its use, but Lessor shall not be required to enforce Lessee's right to use the same.

25.      SALE OF PREMISES:  In the event of any sale of the Premises by Lessor,
         ----------------
Lessor shall be and is hereby released from its obligation to perform under this Lease to the extent such obligations arise from and after the date of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Lessor under this Lease.

26.      WAIVER: No delay or omission in the exercise of any right or remedy of
         ------
Lessor or Lessee on any default by Lessee or Lessor shall impair such a right of remedy or be construed as a waiver.

         The subsequent acceptance of Rent by Lessor after breach by Lessee of any covenant or term of this Lease shall not be deemed a waiver of such breach, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Lessor from maintaining an unlawful detainer or other action based on such breach.

         No payment by Lessee or receipt by Lessor of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease.

27.      CASUALTY DAMAGE:  If the Premises or any part thereof shall be damaged
         ---------------
by fire or other casualty, Lessee shall give prompt written notice thereof to Lessor. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Lessor's reasonable opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), Lessor may, at its option, terminate this Lease by notifying Lessee in writing of such termination within sixty (60) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage. If Lessor does not elect to terminate this Lease or substantial alteration or reconstruction of the Building is not required, Lessor shall within sixty (60) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Lessor shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Lessor shall not be required to rebuild, repair, or replace any part of Lessee's furniture, furnishings or fixtures and equipment removable by Lessee or any improvements installed by Lessee under the provisions of this Lease. If the Premises are substantially damaged or impaired by fire or other casualty as reasonably determined by Lessor, and the Premises cannot be restored within one hundred eighty (180) days after the date of such damage, Lessee may terminate the Lease. Lessor shall not in any event be required to spend for such work an amount in excess of the insurance proceeds, without regard to any deductible actually received by Lessor as a result of the fire or other casualty, unless caused by the gross negligence or willful misconduct of Lessor or Lessor's representative. Lessor shall not be liable for any inconvenience or annoyance to Lessee, injury to the business of Lessee, loss of use of any part of the Premises by the Lessee or loss of Lessee's personal property resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Lessee's Rent and all other payment obligations hereunder shall be proportionately reduced based upon the extent to which damages or repairs prevent Lessee from the conduct of its business at the Premises, as reasonably determined by Lessor. If the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the fault or negligence of Lessee or any of Lessee's agents, employees, or invitees, the Rent shall not be diminished during the repair of such damage and Lessee shall be liable to Lessor for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds.

         Except as otherwise provided in this Paragraph 27, Lessee hereby waives the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code.

28.      CONDEMNATION:  If twenty-five percent (25%) or more of the Premises is
         ------------
taken for any public or quasi-public purpose of any lawful governmental power or authority or sold to a governmental entity to prevent such taking, the Lessee or the Lessor may terminate this Lease as of the date when physical possession of the Premises is taken by the taking authority. Lessee shall not because of such taking assert any claim against the Lessor or the taking authority for any compensation because of such taking, and Lessor shall be entitled to receive the entire amount of any award provided, however, Lessee shall receive from the award a sum equal to its reasonable removal and relocation costs without deduction for any estate of interest or interest of Lessee. If a substantial portion of the Building or the Lot is so taken, Lessor at its option may terminate this Lease. lf Lessor does not elect to terminate this Lease, Lessor shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial taking, allowing for the reasonable effects of such taking, and a proportionate allowance shall be made to Lessee for the Rent and other payments hereunder corresponding to the time during which, and to the part of the Premises of which, Lessee is deprived on account of such taking and restoration. Lessor shall not be required to spend funds for restoration in excess of the amount received by Lessor as compensation awarded.

29.      HAZARDOUS MATERIALS: Subject to the remaining provisions of this
         -------------------
paragraph, Lessee shall be entitled to use and store only those Hazardous Materials (defined below), that are necessary for Lessee's business, provided that such usage and storage is in full compliance with all applicable local, state and federal statutes, orders, ordinances, rules and regulations (as interpreted by judicial and administrative decisions). Lessor shall have the right at all times during the term of this Lease, upon reasonable advanced notice, to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Lessee is in compliance with the provisions of this paragraph, and (iii) request lists of all Hazardous Materials used, stored or located on the Premises; the cost of all such inspections, tests and investigations to be borne by Lessee, if Lessor finds violations of environmental laws and regulations. Lessee shall give to Lessor immediate verbal and follow-up written notice of any spills, releases or discharges of Hazardous Materials on the Premises, or in any common areas or parking lots (if not considered part of the Premises), caused by the acts or omissions of Lessee, or its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors. Lessee covenants to investigate, clean up and otherwise remediate any spill, release or discharge of Hazardous Materials caused by the acts or omissions of Lessee, or its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors at Lessee's cost and expense; such investigation, clean up and remediation to be performed after Lessee has obtained Lessor's written consent, which shall not be unreasonably withheld; provided, however, that Lessee shall be entitled to respond immediately to an emergency without first obtaining Lessor's written consent. Lessee shall indemnify, defend and hold Lessor harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses, suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees) arising from or related to the use, presence, transportation, storage, disposal, spill, release or discharge of Hazardous Materials on or about the Premises caused by the acts or omissions of Lessee, its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors. Lessee shall not be entitled to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Lessor, which may be given or withheld in Lessor's sole discretion. As used herein, the term Hazardous Materials shall mean (i) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by all applicable local, state and federal laws; (ii) petroleum; (iii) asbestos;
(iv) polychlorinated biphenyls; and (v) radioactive materials. The provisions of this paragraph shall survive the termination of this Lease.

         Lessor shall indemnify Lessee from and against any and all costs and expenses actually to be expended by Lessee pursuant to the terms of a final clean up order issued by a government entity having jurisdiction, which final clean up or remediate a release, spill or discharge of Hazardous Materials on the Premises to the extent such clean up or remediation results from (i) the acts or omissions of Lessor; or (ii) as a result of Hazardous Materials known to Lessor to exist on, under or about the Premises or the Building as of the date of this Lease; or (iii) Hazardous Materials in existence or present which are caused by tenants other than Lessee of the Building and Park. This indemnity by Lessor shall not include any costs of defense of Lessee, any third party recovery against Lessee, any damages or injuries to property, person or natural resources, or any costs or expenses not required by the final clean up order this indemnity by Lessor shall not be construed to create an independent obligation for Lessor to perform or pay for any remediation or clean up over and above what Lessor would otherwise be required to perform by law following a final adjudication of said matter.

30.      FINANCIAL STATEMENTS:  Within ten (10) days after Lessor's request
         --------------------
Lessee shall deliver to Lessor the then current audited financial statements of Lessee (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled by a certified public accountant (except for interim period statements which may be internally prepared) and shall present fairly the financial condition of Lessee at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, Lessee shall provide Lessor with an unaudited financial statement and/or such other information, the type and form of which shall be reasonably agreed to by Lessor and Lessee, which reflects the financial condition of Lessee.

31.      GENERAL PROVISIONS:
         ------------------

         (i) TIME. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

         (ii) SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

         (iii) RECORDATION. Lessee shall not record this Lease or a short form memorandum hereof without the prior written consent of the Lessor.

         (iv) LESSOR'S PERSONAL LIABILITY. The personal liability of Lessor (which, for purposes of this Lease, shall include Lessor and the Owner of the Building if other than the Lessor) to Lessee for any default by Lessor under the terms of this Lease shall be limited to the actual interest of Lessor and its present or future partners in the Building and Lessee agrees to look solely to Lessor's or Lessor's present or future partners' actual interest in the Building for the recovery of any judgment against Lessor, it being intended that Lessor shall not be personally liable for any judgment or deficiency. The liability of Lessor under this Lease is limited to its actual period of ownership of title to the Building, and Lessor shall be released from liability upon transfer of title to the Building.

         (v) SEPARABILITY. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

         (vi) CHOICE OF LAW. This Lease shall be governed by the laws of the State of California.

         (vii) ATTORNEYS' FEES. In the event any legal action is brought to enforce or interpret the provisions of this Lease, the prevailing party therein shall be entitled to recover all costs and expenses including reasonable attorneys' fees.

         (viii) This Lease supersedes any prior agreements and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party that is not in writing and signed by all parties to this Lease shall be binding.

         (ix) WARRANTY OF AUTHORITY. Each person executing this agreement on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and
(2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder.

         (x) NOTICES. All notices and demands required or permitted to be sent to the Lessor or Lessee shall be in writing and shall be sent by United States mail, postage prepaid, certified or by personal delivery or by overnight courier, addressed to Lessor at 101 Lincoln Centre Drive, Foster City, California 94404, or to Lessee at the Premises, or to such other place as such party may designate in a notice to the other party given as provided herein. Notice shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail.

         (xi) INTERLINEATION. The use of underlining or strikeouts (strikeouts) within the Lease is for reference purposes only, and any such strikeout language shall have no meaning or effect. No other meaning or emphasis is intended by this use, nor should any be inferred.

32.      BLANKET ENCUMBRANCE: Lessee is aware of the fact that the Lot may be
         -------------------
subject to a deed of trust, mortgage, or other lien known as a "Blanket Encumbrance." According to California law, Lessee could lose its interest through foreclosure of the Blanket Encumbrance or other legal process even though Lessee is not delinquent in Lessee's payments or other obligations under the Lease.

         IN WITNESS WHEREOF, this Lease is executed on the date and year first written above.

LESSEE:

Jetfax, Inc.,
A Delaware Corporation


By:
    --------------------------------------------------
    Rudy Prince
    President


OWNER/LESSOR:

LINCOLN MENLO PHASE I ASSOCIATES LIMITED,
A California Limited Partnership

By: Lincoln Property Company N.C., Inc.
    As Manager and Agent for Owner


By:
    --------------------------------------------------
    Vice President

                             EXHIBIT A - PREMISES

                     Lease dated December 1, 1993, between

                                 Jetfax, Inc.,
                            A Delaware Corporation
                                  ("Lessee"),
                                      and
                   LINCOLN MENLO PHASE I ASSOCIATES LIMITED,
                A California Limited Partnership acting through
                     LINCOLN PROPERTY COMPANY N.C., INC.,
                        As Manager and Agent for Owner
                               ("Owner/Lessor")



                           - DESCRIBE DIAGRAM HERE -

                        EXHIBIT B - TENANT IMPROVEMENTS

                     Lease dated December 1, 1992, between

                                 Jetfax, Inc.,
                            A Delaware Corporation
                                  ("Lessee"),
                                      and
                   LINCOLN MENLO PHASE I ASSOCIATES LIMITED,
                A California Limited Partnership acting through
                     LINCOLN PROPERTY COMPANY N.C., INC.,
                        As Manager and Agent for Owner
                               ("Owner/Lessor")

Lessee agrees to accept the Premises on an "as is" basis. However, Lessor and Lessee agree that Lessee shall be permitted to install improvements at its own cost and expense during the period commencing on the date of Lease execution which shall be at least twenty (20) days prior to the commencement date. The right to early access is subject to the terms and conditions detailed below:

               1. Lessee shall obtain insurance coverage as specified in Paragraph 12 of this Lease prior to the commencement of construction of improvements.

               2. Lessee shall be responsible for the payment of all utility charges as of the commencement of construction of improvements.

               3. Lessor reserves the right to approve all improvements required by Lessee. The improvements requested by Lessee shall be detailed on a full set of working drawings ("Plans") and submitted to Lessor for approval prior to the commencement of any work.

               4. All work shall be performed by California licensed contractors, and said contractors shall obtain the necessary permits from the City of Menlo Park prior to the performance of any work. A copy of all permits shall be submitted to Lessor.

               5. A copy of the fully executed Construction Contract or similar document, if any, and a list of subcontractors shall be submitted to Lessor prior to the commencement of any work.

               6. A copy of the Certificate of Insurance furnished by the general contract in an amount not less than $1 million, naming Lincoln Property Company as its interests may appear, anti Lincoln Menlo Associates Limited, A California Limited Partnership as the additional insured.

               7. Copies of lien releases from all contractors, and subcontractors shall be submitted to Lessor as their respective work is completed and their contracts are paid.

               8. Any changes to the Plans shall be submitted to Lessor for review and approval, such approval shall not be unreasonably withheld.

               9. Structural calculations are required for any roof-mounted equipment. Lessor requires the contractor(s) to use its roof-mount detail for any equipment mounted on the roof and that all roof work be inspected by Lessor's agent.

                        EXHIBIT B - TENANT IMPROVEMENTS


                                  Page 2 of 2



               10. Lessor must be notified in advance of the commencement date of any work so it may file a Notice of Non-Responsibility.


INITIALS:
--------

LESSEE:
        -------------------

OWNER/LESSOR:
              ---------------------

                        EXHIBIT C - RULES & REGULATIONS

                     Lease dated December 1, 1992, between

                                 Jetfax, Inc.,
                            A Delaware Corporation
                                  ("Lessee"),
                                      and
                   LINCOLN MENLO PHASE I ASSOCIATES LIMITED,
                A California Limited Partnership acting through
                     LINCOLN PROPERTY COMPANY N.C., INC.,
                        As Manager and Agent for Owner
                               ("Owner/Lessor")

1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises without the prior written consent of Lessor. Lessor shall have the right to remove any such unapproved item without notice and at Lessee's expense.

2. Lessee shall not regularly park motor vehicles in designated parking areas after the conclusion of normal daily business activity.

3. Lessee shall not use any method of heating or air conditioning other than that supplied by Lessor without the consent of Lessor.

4. All window coverings installed by Lessee and visible from the outside of the building require the prior written approval of Lessor.

5. Lessee shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises.

6. Lessee shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Lessor.

8. Lessee shall park motor vehicles in those general parking areas as designated by Lessor except for loading and unloading. During those periods of loading and unloading, Lessee shall not unreasonably interfere with traffic flow within the Project and loading and unloading areas of other Lessees.

9. Lessee shall not disturb, solicit or canvas any occupant of the Building or Project and shall cooperate to prevent same.

10.  No person shall go on the roof without Lessor's permission.

11. Business machines and mechanical equipment belonging to Lessee which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Lessor or other Lessees, shall be placed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

12. All goods, including material used to store goods, delivered to the Premises of Lessee shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

                        EXHIBIT C - RULES & REGULATIONS

13. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks 'tinder the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Project or on streets adjacent thereto.

14. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

15. Lessee is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Lessor.

16. Lessee shall not store or permit the storage or placement of goods or merchandise in or around the common areas surrounding the Premises. No displays or sales or merchandise shall be allowed in the parking lots or other common areas.



INITIALS:
--------

LESSEE:
        ----------------------

OWNER/LESSOR:
              -----------------------

                                   EXHIBIT D

                                  WILLOW PARK

             DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS

                                  Page 1 of 8


         This Declaration of Covenants, Conditions and Restrictions
(hereinafter called "Declaration") is made this twenty-fifth day of August 1979, by Lincoln Property Company No. 238, A California Limited Partnership (Phases 1 & 2) (hereinafter called "Lincoln Property Company").

                                    RECITALS

         1. Declarant is, or at the time of recording this Declaration will be, the Owner in fee of all that certain real property which is situated in the City of Menlo Park, County of San Mateo, State of California, described on the map (hereinafter called "Map") entitled "Menlo Industrial Center, Menlo Park, California" which Map is filed in the office of the Recorder of the County of San Mateo, State of California, on October 1, 1979, in Book No. 99 of Maps, at pages 81, 82 and 83.

         2. As Owner of the real property described in Paragraph 1 of these Recitals, Declarant has executed this Declaration for the purpose of imposing upon all portions of said real property (other than Parcel E as shown on the Map) a general plan of improvement for the benefit of said real property (other than said Parcel E) and its present and future owners. Said real property (other than Parcel E) is hereinafter called the "Property."

         NOW, THEREFORE, Declarant hereby declares that the Property is now held, and shall hereafter be held, developed, encumbered, hypothecated, transferred, sold, leased, conveyed, improved, used and occupied subject to the covenants, conditions, restrictions and limitations hereinafter set forth, all of which are declared to be in furtherance of a plan for the development and operation of a landscaped business and industrial park and are established for the purpose of enhancing and protecting the value, attractiveness and desirability of the Property and every part thereof. Each of the covenants, conditions, restrictions and limitations set forth herein shall run with the land, and every part thereof, and shall burden as well as inure to the benefit of and pass with each and every portion of the Property hereinafter developed, encumbered, hypothecated, transferred, sold, leased, conveyed, improved, used or occupied and shall apply to and bind any and all parties having or acquiring any right, title, license or interest in the Property or any part thereof.


                                   ARTICLE I

                                  DEFINITIONS

         Unless the context otherwise specifies or requires, the terms defined in this Article I shall, for all purposes of this Declaration, have the meanings herein specified.

         1.1  Building. "Building" shall mean the principal structure or
              --------
structures on any Site, including all garages, outside platforms, outbuildings, docks and the like.

         1.2  Declarant. "Declarant shall mean Lincoln Property Company,
              ---------
its successors and assigns. Declarant's assigns shall be deemed' to include any party whom Declarant designates, by means of a notice recorded in the Official Records of San Mateo County, as the party who, from and after the date such notice is recorded, will perform Declarant's functions under this Declaration.

                                   EXHIBIT D

         1.3  Deed of Trust. "Deed of Trust" shall mean, with respect to
              -------------
any portion of the property, a duly recorded Deed of Trust, mortgage or other instrument which created a lien on the portion of the Property is describes.

         1.4  Improvements. "Improvements" shall mean and include without
              ------------
limitation buildings, outbuildings, pedestrian and vehicle access facilities, parking areas, loading areas, fences, walls, hedged mass plantings, landscaping, poles, signs and any structures of any type or kind.

         1.5  Owner. "Owner" shall mean any person, firm, corporation or
              -----
other legal entity (including Declarant) which owns fee title to a Site, as shown by the Official Records of the County of San Mateo; provided, however, that the term "Owner" shall not include a mortgage or beneficiary under a deed of trust holding a security interest in a Site unless such mortgagee or beneficiary is in actual physical possession of the Site. Whenever this Declaration creates or imposes an obligation with respect to a Site, the Owner of the Site shall be responsible for the timely and proper performance of the obligation, notwithstanding any delegation of such responsibility by lease, contract, or otherwise to another party.

         1.6  Property. "Property" shall mean that certain real property
              --------
subject to the covenants, conditions and restrictions set forth herein, namely, that real property described on Exhibit A attached hereto and incorporated herein.

         1.7  Site. "Site" shall mean a continuous area of land within the
              ----
Property which is owned of record by the same Owner, whether shown as one parcel on any recorded map or as a combination of parcels or of portions thereof.


                                  ARTICLE II

                              REGULATION OF USES

         2.1  Permitted Uses. Unless otherwise specifically prohibited
              --------------
herein, or by applicable law, any business/industrial use will be permissible if it does not constitute a nuisance to adjacent Sites. Permitted uses will include, but not be limited to, manufacturing, warehousing, distribution, cartage, processing, storage, wholesaling, office, laboratory, professional and research and development.

         2.2  Nuisance. No noxious or offensive activity shall be carried
              --------
on nor shall anything be done on any Site which may be or become an annoyance or nuisance to the Owners or occupants of other Sites, or which will be offensive to the Owners or occupants of other Sites by reason of odor, fumes, discharge of any chemical or industrial waste above or below ground, dust, dirt, fly-ash, smoke, noise, glare or which will be hazardous by reason of danger of fire or explosion or any other hazard.

         2.3  Right of Entry. During reasonable hours and subject to reasonable
              --------------
security requirements, Declarant or its authorized representative shall have the right to enter upon and inspect any Building and/or Site and the Improvements thereon for the purpose of ascertaining whether or not the provisions of this Declaration have been or are being complied with and shall not be deemed guilty of trespass by reason of such entry.

                                   EXHIBIT D

                                  ARTICLE III

                          REGULATION OF IMPROVEMENTS

         3.1  Minimum Setback Lines
              ----------------------

          (a)  General. No Improvement and no part thereof shall be placed on
               -------
any Site closer to a property line than herein provided. The following Improvements are specifically excluded from these setback provisions:

               (1) Roof overhang, subject to the specific approval of Declarant in writing.

               (2)  Steps and walks.

               (3) Paving and associated curbing, except that vehicle parking areas shall not be permitted within ten (10) feet of the street property line or lines.

               (4) Fences, except that no fence shall be placed within the street setback area unless specif~c approval is given by Declarant in writing.

               (5)  Landscaping.

               (6)  Planters, not to exceed three (3) feet in height.

               (7) Railroad spur tracks, switches and bumpers, provided that the location of such tracks, switches and bumpers is specifically approved by Declarant in writing.

               (8) Displays identifying the Owner, Lessee or occupant, subject to the specific approval of Declarant in writing.

         (b) Setback from interior property lines. No setback is established from a rear or side interior property line. The interior lot lines for a corner lot shall be considered to have a real property line.

         (c) Setback Street Property Lines. The setback line is established as twenty (20) feet from property line on all streets on the property.

         3.2  Completion of Construction. After commencement of construction of
              --------------------------
any Improvement, the Owner shall diligently prosecute the work thereon to the end that the Improvement shall not remain in a partly finished condition any longer than reasonably necessary for the completion thereof.

         3.3 No excavation shall be made except in connection with construction of an Improvement, and upon completion thereof, exposed openings shall be backfilled and disturbed ground shall be graded and leveled.

         3.4  Landscaping.
              -----------

         (a) Every Site on which a Building shall have been placed shall be landscaped according to plans approved as specified herein and maintained thereafter in a sightly and well-kept condition.

                                   EXHIBIT D

         (b) An Owner, Lessee or occupant shall landscape and maintain unpaved areas between the property lines and the setback lines.

         (c) An Owner, Lessee or occupant shall provide hose bibs and maintenance facilities in the vicinity of the landscaped areas.

         (d) Landscape as approved by Declarant shall be installed within ninety (90) days of occupancy or completion of the Building, whichever occurs first.

         3.5  Site Maintenance. All Improvements on each Site including, without
              ----------------
limitation, all walks. driveways, fences, parking areas, landscaping and the exterior of all structures on each Site, shall be maintained free of litter and debris and in good condition, order and repair. Landscaping shall be kept in thriving condition, weed-free and neatly trimmed. All undeveloped Sites shall be kept clean, mowed and in a condition so as not to be a dust or weed problem.

         3.6  Signs and Lighting. No signs or displays shall be created on any
              ------------------
Site, other than the following:

         (a) Signs identifying the name, building and business of any person or firm occupying a Site, the size, design and color of which has been specifically approved by Declarant in writing; and

         (b) Offering a Site for sale or lease if Declarant has specifically approved said signs in writing. All signs and displays shall be located below the roof line of the building and shall comply with all applicable laws and ordinances. Lighting shall be restricted to parking and security lights, fire lighting and low-level sign illumination and floodlighting of buildings or landscaping. All lighting shall be shielded and contained within property lines.

         3.7  Parking Areas. Adequate parking on a Site shall be provided to
              -------------
accommodate all parking needs for employees, visitors and company vehicles. There shall also be adequate areas provided for truck loading and unloading. The intent of this provision is to eliminate the need for any on-street parking. If parking or loading requirements increase as a result of a change in use or number of employees, additional off-street parking shall be provided to satisfy the intent of this section.

         3.8  Building Regulations. Any building erected on a Site shall
              --------------------
conform to the following construction practices:

              (a) Exterior walls of sheet or corrugated iron, steel, aluminum or asbestos will be permitted only upon specific approval in writing by Declarant.

              (b) Exterior walls shall be painted or suitably treated in a manner acceptable to Declarant.

                                   EXHIBIT D

                                  ARTICLE IV

                               APPROVAL OF PLANS

         4.1 No Improvement shall be erected, placed, altered, maintained or permitted to remain on any land subject to these restrictions until plans and specifications showing plot layout, including parking and all exterior elevations, with materials and colors, have been submitted to and approved in writing by Declarant. Said approval shall be in addition to any approvals and/or permits required by the City of Menlo Park or any other legal entity having jurisdiction. Such plans and specifications shall be submitted in writing over the signature of the Owner of Lessee of the Site or his authorized agent.

         4.2 Approval shall be based, among other things, on adequacy of Site dimensions, adequacy of structural design, conformity and harmony of external design with neighboring Improvements, effect of location and use of Improvements on neighboring Sites; proper facing of main elevation with respect to nearby streets; and conformity of the plans and specifications to the purpose and general plan and intent of these restrictions. Declarant shall not arbitrarily or unreasonably withhold its approval of such plans and specifications .

         4.3 If Declarant fails either to approve or to disapprove such plans and specifications within thirty (30) days after the same have been submitted to it, it shall be conclusively presumed that Declarant has approved said plans and specifications, subject, however, to the restrictions contained in ARTICLE III hereof.

         4.4 Notwithstanding anything to the contrary herein contained, after the expiration of one year from the date of issuance of a building permit by municipal or other governmental authority for any Improvement, said Improvement shall, in favor of purchasers and encumbrancers in good faith and for value, be deemed to be in compliance with all provisions of this ARTICLE IV, unless actual notice of such non-compliance or non-completion executed by Declarant shall appear of record in the _____ of the County Recorder of San Mateo County, California, or unless legal proceedings shall have been instituted to enforce compliance or completion.

         4.5 Fee. An architectural review fee shall be paid to Declarant at the time plans are submitted for approval based upon the following schedule:

              (a) When the plans submitted are prepared by an architect licensed to practice in the State of California, the architectural review fee shall be $100.00.

              (b) In all other cases, the architectural review fee shall be $200.00.


                                   ARTICLE V

                     DURATION AND MODIFICATION AND REPEAL

         5.1  Term. This Declaration, every provision hereof and every covenant,
              ----
conditions and restriction contained herein shall continue in full force and effect for a period of sixty (60) years from the date hereof.

                                   EXHIBIT D

         5.2  Termination and Modification. This Declaration or any provisions
              ----------------------------
thereof or any covenant, condition or restriction contained herein may be terminated, extended, modified or amended as to the whole of said property or any portion thereof, with the written consent of the Owners of sixty-five percent (65 %) in area of the Property; provided that so long as Declarant owns at least twenty percent (20%) in area of the Property, no such termination, extension, modification or amendment shall be effective without Declarant's written approval. No termination, extension, modification or amendment hereof shall be effective until a written instrument embodying the same has been executed and recorded in the Official Records of San Mateo County.


                                  ARTICLE VI

                                  ENFORCEMENT

         6.1  Abatement and Suit. Violation or breach of any restriction herein
              ------------------
contained shall give to Declarant the right to enter upon the Property upon or as to which said violation or breach exists and summarily to abate and remove at the expense of the Owner, Lessee or occupant thereof any structure, thing or condition that may be or exist thereon contrary to the intent and meaning of the provisions hereof, or to prosecute a proceeding at law or in equity against the person or persons who have violated or are attempting to violate any of these restrictions to enjoin or prevent them from doing so, to cause said violation to be remedied or to recover damages for said violation. In addition, every Owner of a Site shall have the right, in the event of violation or breach of any restriction herein contained, to prosecute a proceeding at law or in equity against the person or persons who have violated or are attempting to violate any of these restrictions to enjoin or to recover damages for said violation. All remedies provided herein or at law or in equity shall be cumulative and not exclusive.

         6.2  Deemed to Constitute a Nuisance. The result of every action or
              -------------------------------
omission whereby any restriction herein contained is violated in whole or in part is hereby declared to be and to constitute a nuisance. Every remedy allowed by law or equity against an Owner, either public or private, shall be applicable against every such result and may be exercised by Declarant or by any Owner of property subject hereto. Any costs or expenses paid or incurred by Declarant or an Owner (collectively referred to as "Declarant" in this Section 6.2) in abating such nuisance or prosecuting any such remedy (including all reasonable attorneys' fees and costs of collection), together with interest thereon at the rate of ten percent (10%) per annum, shall be a charge against the Site on which the nuisance has occurred or is occurring, shall be a continuing lien thereon until paid, and shall also be the personal obligation of the Owner of such Site when such charges became due and who committed such breach or violation. In addition to any other rights or remedies hereunder, Declarant may deliver to the Owner of the Site on which the nuisance has occurred or is occurring and record with the San Mateo County Recorder a certificate of notice of claim of lien. If the violation recited in such lien claim has not been cured to Declarant's satisfaction and any recited amounts so charged have not been paid within thirty
(30) days thereafter, Declarant or its authorized representative may foreclose such lien by a sale conducted pursuant to Sections 2924, 2924b and 2924c of the California Civil Code, as amended from time to time, or other statues applicable to the exercise of powers of sales in mortgages or Deeds of Trust, or in any other manner permitted by law. Declarant, through its authorized representatives, may bid on and acquire any land subject to such lien at any such foreclosure sale. If the violations recited in such lien claim are timely cured and any recited amounts timely paid as provided above, Declarant shall forthwith record an appropriate release of such lien at Declarant's sole expense.

                                   EXHIBIT D

         6.3  Attorneys' Fees.  In any legal or equitable proceeding for
              ---------------
the enforcement or to restrain the violation of this Declaration or any provision hereof, the losing party or parties shall pay the attorneys' fees of the prevailing party or parties, in such amount as may be fixed by the court in such proceedings. 6.4 Failure to Enforce Not a Waiver of Rights. The failure of Declarant or any Owner to enforce any restriction herein contained shall in no event be deemed to be a waiver of the right to do so thereafter nor of the right to enforce any other restriction.

                                  ARTICLE VII

                           MISCELLANEOUS PROVISIONS

         7.1  Assignment of Declarant's Rights and Duties. Declarant may assign
              -------------------------------------------
any and all of its rights, powers, reservations and obligations hereunder to any person, corporation or association. To be effective, any such assignments must be accepted in writing by the assignee and the acceptance must be recorded in the Official Records of San Mateo County. To the extent of the assignment, the assignee shall have the same rights, obligations, duties and powers and be subject to the same obligations and duties as given to and assumed by Declarant herein. The term Declarant as used herein includes all such assignees and their heirs, successors and assigns. Declarant may also resign as Declarant by recording a written notice of resignation in the Official Records of San Mateo County and mailing a copy thereof to each then Owner. The resignation shall be effective on the date it is recorded and Declarant shall thereafter have no further rights, powers, reservations, obligation or liabilities hereunder. If at any time Declarant either resigns or ceases to exist without making an assignment of its authority as Declarant, a successor Declarant may be appointed in the same manner as this Declaration may be terminated, extended, modified or amended under Section 2 of ARTICLE IV.

         7.2  Constructive Notice and Acceptance. Every person or other entity
              ----------------------------------
who now or hereafter owns or acquires any right, title or interest in or to any portion of the Property is and shall be conclusively deemed to have consented and agreed to every covenant, condition and restriction contained herein, whether or not any reference to this Declaration is contained in the instrument by which such person or entity acquired an interest in said property.

         7.3  Waiver. Neither Declarant nor its successors or assigns shall be
              ------
liable to any Owner, Lessee, licensee or occupant of land subject to his Declarant by reason of any mistake in judgment, negligence, nonfeasance, action or inaction and/or for the enforcement or failure to enforce any provision of this Declaration. Every Owner, Lessee, licensee or occupant of any of said property by acquiring his interest therein agrees that he will not bring any action or suit against Declarant to recover any damages or to seek equitable relief because of any mistake in judgment, negligence, nonfeasance, action or inaction and/or the enforcement or failure to enforce any provision of this Declaration.

         7.4  Mutuality. Reciprocity. Runs with Land. All covenants, conditions,
              ---------
restrictions and agreements contained herein are made for the direct, mutual and reciprocal benefit of each and every part and parcel of the property now or hereafter made subject to this Declaration, shall create reciprocal rights and obligations between the respective Owners of all parcels and privily of contract and estate between all grantees of said parcels, their heirs, successors and assigns, and shall, as to the Owner of each parcel, his heirs, successors and assigns, operate as covenants running with the land for the benefit of all other parcels.

                                   EXHIBIT D

         7.5  Rights of Beneficiaries. No breach of the restrictions and other
              -----------------------
provisions contained herein shall defeat or render invalid the lien of any Deed of Trust now or hereafter executed upon land subject to these restrictions; provided, however, that if any portion of said property is sold under a foreclosure of any mortgage or under the provisions of any deed of trust, any purchaser at such sale and his successors and assigns shall hold any and all property so purchased subject to all of the restrictions and other provisions of this Declaration.

         7.6  Paragraph Headings. Paragraph headings, where used herein, are
              ------------------
inserted for convenience only and are not intended to be a part of this Declaration or in any way to define, limit or describe the scope and intent to the particular paragraphs to which they refer.

         7.7  Effect of Invalidation. If any provision of this Declaration is
              ----------------------
held to be invalid by any court, the invalidity of such provision shall not affect the validity of the remaining provisions hereof.

         7.8  Existing Improvements. Improvements which are completely
              ---------------------
constructed on the date this Declaration is recorded are deemed to satisfy all the requirements hereof.

         7.9  Estoppel Certificate. At the request of an Owner, Declarant shall
              --------------------
supply to such Owner or any actual or potential encumbrancer or purchaser of a Site a written certificate stating that there are no violations hereof, or if there are any such violations, the nature of such violations. Such certificate shall be delivered within ten (10) working days after such request by an Owner.



INITIALS:
--------

LESSEE:
        ----------------------

OWNER/LESSOR:
             ----------------------

                                  ADDENDUM 1

                              ADJUSTMENTS TO RENT

                                  Page 1 of 1

                     Lease dated December 1, 1992, between

                                 Jetfax, Inc.,
                            A Delaware Corporation
                                  ("Lessee"),
                                      and
                   LINCOLN MENLO PHASE I ASSOCIATES LIMITED,
                A California Limited Partnership acting through
                     LINCOLN PROPERTY COMPANY N.C., INC.,
                        As Manager and Agent for Owner
                               ("Owner/Lessor")



This Addendum No. 1 is incorporated as a part of that certain Lease Agreement dated December 1, 1992, by and between Jetfax, Inc., A Delaware Corporation ("Lessee"), and LINCOLN MENLO PHASE I ASSOCIATES LIMITED, A California Limited Partnership acting through LINCOLN PROPERTY COMPANY N.C., INC., As Manager and Agent for Owner ("Owner/Lessor''), for the Premises located at 1376 Willow Road, Menlo Park, California 94025.


                               Base Rent Schedule

 February __, through February __, 1995 Base Rent shall be $9,360.00 per month February __, through February __, 1995 Base Rent shall be $9,620.00 per month February __, through February __, 1995 Base Rent shall be $9,880.00 per month

Lessee and Lessor agree that all of the t and conditions including Lessee s payment of its proportionate share of Operating Expenses, Tax Expenses and Utility Expenses referred to on page 1 of the above-referenced Lease, and more specifically on pages 2, 3 and 4, paragraphs 6.A, 6.B, 6.C and paragraph 7 of said Lease, are to be in full force and effect as of the date of Lessee's possession of the Premises, and that such date shall be deemed to be the commencement date of said Lease.



INITIALS:
--------

LESSEE:
        ------------------

OWNER/LESSOR:
              -----------------------

                                  ADDENDUM 2

                              ADJUSTMENTS TO RENT

                                  Page 1 of 1

                     Lease dated December 1, 1992, between

                                 Jetfax, Inc.,
                            A Delaware Corporation
                                  ("Lessee"),
                                      and
                   LINCOLN MENLO PHASE I ASSOCIATES LIMITED,
                A California Limited Partnership acting through
                     LINCOLN PROPERTY COMPANY N.C., INC.,
                        As Manager and Agent for Owner
                               ("Owner/Lessor")


This Addendum No. 2 is incorporated as a part of that certain Lease Agreement dated December 1, 1992, by and between Jetfax, Inc., A Delaware Corporation ("Lessee"), and LINCOLN MENLO PHASE I ASSOCIATES LIMITED, A California Limited Partnership acting through LINCOLN PROPERTY COMPANY N.C., INC., As Manager and Agent for Owner ("Owner/Lessor"), for the Premises located at 1376 Willow Road, Menlo Park, California 94025.

This Lease and the effectiveness thereof is expressly conditioned upon (a) the full execution by Lessor and Lessee of Amendments to Lessee's existing Leases dated September 22, 1989 and June 4, 1990 for the Premises located at 978 and 976 Hamilton Court, respectively, amending the expiration dates of the Leases to the commencement date of this Lease; and (b) the satisfaction of all conditions precedent to the effectiveness of such Amendments. If the aforementioned Amendments are not executed, then this Lease shall be deemed null and void, and Lessor shall refund all deposits made in consideration of this Lease.



INITIALS:
--------

LESSEE:
        ---------------------

OWNER/LESSOR:
              --------------------------

                                  ADDENDUM 3

                              ADJUSTMENTS TO RENT

                                  Page 1 of 1

                     Lease dated December 1, 1992, between

                                 Jetfax, Inc.,
                            A Delaware Corporation
                                  ("Lessee"),
                                      and
                   LINCOLN MENLO PHASE I ASSOCIATES LIMITED,
                A California Limited Partnership acting through
                     LINCOLN PROPERTY COMPANY N.C., INC.,
                        As Manager and Agent for Owner
                               ("Owner/Lessor")

This Addendum No. 3 is incorporated as a part of that certain Lease Agreement dated December 1, 1992, by and between LINCOLN MENLO PHASE I ASSOCIATES LIMITED, A California Limited Partnership acting through LINCOLN PROPERTY COMPANY N.C., INC., As Manager and Agent for Owner ("Owner/Lessor"), and Jetfax, Inc., A Delaware Corporation ("Lessee''), of the Premises located at 1376 Willow Road, Menlo Park, California 94025.

If Lessee is not in default in the performance of any of its obligations under this Lease, Lessee shall have the right at its option to extend the term of the Lease for five (5) years (the "Extended Term"). The Lease of the Premises during the Extended Term shall be upon the same terms, covenants and conditions as are set forth in this Lease, other than rent and the term of the Leasehold. If Lessor does not receive from Lessee written notice of Lessee's exercise of this option by 5:00 p.m. on August 16, 1997 (the "Option Notice"), all rights under this option shall automatically terminate. Time is of the essence herein.

The monthly rent for the Extended Term shall be 9570 of the then current market rent for the highest and best use for similar space (the "Fair Rental Value") agreed upon solely by and between Lessor and Lessee and their agents appointed for this purpose. Neither Lessor nor Lessee shall have the right to have a court or any other third party entity establish the Fair Rental Value. If Lessor and Lessee are unable to agree on the Fair Rental Value for the Extended Term within thirty (30) days after receipt by Lessor cf the Option Notice, Lessor and Lessee being obligated only to act in good faith, this option shall automatically terminate and the end of its Initial Term. In no event shall the rent for any period of the Extended Term be less than the highest rent charged during the Initial Term of the Lease. Upon determination of the Rent for the Extended Term, pursuant to the terms outlined above, the parties shall immediately execute an amendment to the Lease stating the minimum monthly Rent for the Extended Term. Lessee shall have no other right to extend the term of the Lease unless Lessor and Lessee otherwise agree in writing.

This option is personal to Lessee and may not be assigned, voluntarily or involuntarily, separate from or as a part of the Lease provided, however, Lessee may assign the Lease with the option as provided in Paragraph 14. Any assignment shall not in any way affect or limit the liability of Lessee pursuant to the Lease. Notwithstanding the timely giving of the Option Notice, if Lessee is in default of any provision of the Lease on the date of commencement of the Extended Term, at Lessor's option, all rights of Lessee under this option shall terminate and be of no force and effect.


INITIALS:
--------

LESSEE:
        ---------------------

OWNER/LESSOR:
             ------------------------------

                       FIRST AMENDMENT TO LEASE AGREEMENT
                            EXTENSION OF LEASE TERM


This First Amendment to Lease Agreement (the "Amendment") is made and entered into as of March 4, 1997, by and between LINCOLN MENLO PHASE I ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP ("LANDLORD"), AND JET FAX, INC., A DELAWARE CORPORATION ("TENANT"), with reference to the following facts:

                                    RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated December 1, 1992 (the "Lease"), for the leasing of certain premises containing approximately 26,000 rentable square feet of space located at 1376 Willow Road, Menlo Park, California (the "Premises") as such Premises are more fully described in the Lease.

B. Landlord and Tenant wish to extend the Term of the Lease and to address other matters with respect to the Premises and the Lease, all on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.  Recitals: Landlord and Tenant agree that the above recitals are true
         --------
         and correct.

     2.  Term: The Term of the Lease is hereby extended for a period of five (5)
         ----
         years (the "Extended Term"), commencing on February 9, 1998 and terminating on January 31, 2003.

     3.  Base Rent: The monthly Base Rent for the Premises for the Extended term
         ---------
         shall be $20,800.00.

     4.  Right of First Refusal:
         ----------------------

         4.1 During the Extended Term of the Lease only, Tenant shall have a one time First Right to Lease ("Right of First Refusal") the contiguous space within the Building commonly known as 1374-1376 Willow Road, Menlo Park, California, and containing approximately 23,000 rentable square feet, located at 1374 Willow Road, Menlo Park, California, as outlined on Exhibit A attached hereto and made a part hereof (the "Expansion Space"). Tenant's right, as granted herein, is subject to the following conditions:

               i. Tenant's Right of First Refusal shall be void if, at any time, Tenant has been, or is currently in default, beyond applicable cure periods, in the performance of any of its obligations under the Lease;

               ii. Tenant's Right of First Refusal shall be subject to Landlord's review and approval of Tenant's then current financial condition; and

               iii. Tenant's Right of First Refusal shall be subject to and subordinate to the rights of: (a) the then existing tenant pursuant to its existing Lease, as such Lease may be modified, amended or extended, and (b) to the expansion option held by Sequus Pharmaceuticals, Inc. ("Sequus") on the Expansion Space.

          4.2 Provided the above conditions are satisfied, and upon Landlord's receipt of a third party offer to lease the Expansion Space which Landlord is willing to accept (other than by the current occupant of the Expansion Space) and Sequus, Landlord will offer this Right of First Refusal to Tenant in writing stating all material terms on which Landlord proposes to lease such Expansion Space to Tenant and Tenant shall have three (3) business days after delivery of such notice to notify Landlord in writing ("Election Notice") of Tenant's election to lease all the Expansion Space upon those terms. If Tenant fails to notify Landlord of Tenant's election to lease the Expansion Space within the time specified herein, it shall be deemed that (i) Tenant has elected not to lease said Expansion Space; (ii) Landlord may thereafter into a Lease Agreement with a third party; and (iii) all rights under this Right of First Refusal shall terminate and be of no further force and effect. Time is of the essence herein.

          4.3 In the event Tenant exercises this Right of First Refusal as herein provided, Tenant shall provide Landlord a $18,400.00 nonrefundable deposit, and the parties shall have ten (10) working days after Landlord receives the Election Notice from Tenant in which to execute an amendment the Lease setting forth the agreed-upon terms. Upon full execution of the amendment, for the Expansion Space, the nonrefundable deposit shall be credited toward Rent or security deposit for the Expansion Space, as agreed between the parties.

          4.4 This Right of Refusal shall terminate and be of no force and effect if, at any time, Tenant is or has been in default, beyond applicable cure periods, of the performance of any of the covenants, conditions or agreements to be performed under this Lease; or the Premises are being subleased at the time of this Right of First Refusal is offered.

          4.5 This Right of First Refusal is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as a part of the Lease.

          4.6 Should Tenant exercise the Right herein, Landlord and Tenant shall execute an amendment to this Lease, adding the Expansion Space to the Premises and adjusting the Rent and Tenant's proportionate share of the items set forth in Paragraph 6 of this Lease. If Tenant does not elect to exercise the Right herein, based upon the material terms proposed by Landlord, all Rights under this Right of First Refusal shall terminate and be of no further force and effect.

THIS LEASE IS A CROSS COLLATERAL LEASE WITH THE 1378 WILLOW ROAD LEASE

                       FIRST AMENDMENT TO LEASE AGREEMENT
                            EXTENSION OF LEASE TERM
                                    PAGE 2

     5.  Condition Precedent: This amendment and the effectiveness thereof is
         -------------------
         expressly conditioned upon the full execution by Lessor and Jet Fax, Inc. of a lease covering the premises located at 1378 Willow Road ("1378 Premises"), wherein LINCOLN MENLO PHASE I ASSOCIATES LIMITED has agreed to undertake certain seismic improvements to the building of which the 1378 Premises is located as shown on the plan(s) or scope(s) of work prepared by Cabak, Randall, Jasper, Griffiths, dated September 26, 1988, a copy of which is attached to the 1378 Premises Lease as
         Exhibit I-2. The parties hereby acknowledge that the extension of this lease is being entered into for consideration of the improvements to the 1378 Premises. If the 1378 Premises lease is not executed on or prior to April 30th, 1997, then this Amendment shall be deemed null and void and the lease shall continue in full force and effect without regard to this Amendment.

     6.  Collateral Lease Agreements: The full and faithful performance by the
         ---------------------------
         parties of all of their obligations under the Lease and the 1378 Premises lease shall be required under the provisions of this Lease. This Lease and the 1378 Premises lease are collectively referred to herein as the "Collateral Lease Agreements".

     7.  Disclosure: The land described herein contains residual hazardous
         ----------
         substances. Such condition renders the land and the owner, Tenant or other purchaser of the land subject to requirements, restrictions, provisions, and liabilities contained in Chapter 6.5 and Chapter 6.8 of Division 20 of the Health and safety code, as may be amended from time, and any such statutes thereof. This statement is not a declaration that a hazard to public health, safety and welfare exists. Notwithstanding anything to the contrary contained in this Paragraph 7, nothing contained herein shall be deemed to modify the provisions of Paragraph 29 of the Lease, including, without limitation, Landlord's indemnification obligations set forth therein.

     8.  Effect of Amendment: Except as modified herein, the terms and
         -------------------
         conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

     9.  Definitions: Unless otherwise defined in this Amendment, all terms not
         -----------
         defined in this Amendment shall have the meaning set forth in the Lease.

     10. Authority:  Subject to the provisions of the Lease, this Amendment
         ---------
         shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

     11. The terms and provisions of the Lease are hereby incorporated in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

TENANT:

Jet Fax, Inc.,
a Delaware corporation

By:  /s/ Hans C. Hartmann
     ------------------------

Its:     VP Manufacturing
     ------------------------

Date:    5/9/97
     ------------------------


LANDLORD:

LINCOLN MENLO PHASE I ASSOCIATES LIMITED, a California limited partnership

By:  Lincoln Property Company Management Services, Inc.
     As Manager and Agent for Landlord

     By:  /s/ Barry DiRaimondo
          ---------------------
          Vice President

     Date:
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

                       FIRST AMENDMENT TO LEASE AGREEMENT

                          EXHIBIT A - EXPANSION SPACE



Expansion Space:
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1374 Willow Road
Menlo Park, California
Approximately 23,000 rentable square feet



Diagram is a map with a line and arrow pointing to exact physical location of 1374 Willow Road, Menlo Park, California





Caption to diagram:

                      WILLOW PARK I - VIII                   PLANNING DEPARTMENT             DATE:  28 MARCH 96
MASTER SITE PLAN      HAMILTON COURT-WILLOW ROAD    LPC      101 LINCOLN CENTRE DRIVE        SCALE: N.T.S.
                      MENLO PARK, CALIFORNIA                 FOSTER CITY, CALIFORNIA 94404   FILE:
                                                             415 571-2200




INITIALS:

TENANT:     HCH
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LANDLORD:   BD
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